EXHIBIT 10.22


                           SERVICES AGREEMENT


         THIS SERVICES AGREEMENT is made effective as of the 1st day of January, 1996 by and between Humphrey Hospitality Trust, Inc., a
Virginia corporation (the "Company"), and Humphrey Hospitality
Management, Inc., a Maryland corporation (the "Provider").


                                RECITALS

         A. The Company is a publicly traded real estate investment trust.

         B. As a publicly traded company, the Company needs certain accounting and administrative services to be performed in order to comply with the various federal regulatory requirements.

         C. The Company desires that the Provider provide certain services with respect to the Company's accounting and administrative requirements.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Appointment and Term. The Company hereby appoints the Provider to render accounting and administrative services for the Company as herein contemplated. The term of this Agreement shall begin on the date hereof and shall continue until terminated by either party by thirty (30) days written notice.

                  2. Obligations.  The Provider shall have the obligation to:

                                  (i)       provide accounting services,
         including the preparation and submittal of all reports required by the United States Securities and Exchange Commission and NASDAQ;

                                 (ii)       prepare and tally proxy
                                 statements;

                                (iii)       prepare the Company's
         monthly income statements;

                                 (iv)       prepare and disclose all
         obligations, bills and checks of the Company;

                                  (v)       provide administrative
         services, including preparing and announcing press releases and handling investor relation services, such as meetings with analysts and reporters; and


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                                 (vi)        Negotiate with financial
         institutions for financial services and other items such as debt terms and treasury duties.

                  3. Fee. For services to be performed under this Agreement, the Company shall pay the Provider a fee in the amount of Eighty Thousand Dollars ($80,000) per year which shall be payable monthly in equal installments by the tenth day following the month in which such services are performed.

                  4. Burden and Benefit. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto. Neither party may assign this Agreement without the consent of the other party.

                  5. Severability of Provisions. Each provision of this Agreement shall be considered severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid.

                  6. No Continuing Waiver. The waiver of either party of any breach of this Agreement shall not operate or be construed to be a waiver of any subsequent breach.

                  7. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of conflicts of laws.

                  8. Binding Agreement. This Agreement shall be binding on the parties hereto, and their heirs, executors, personal representatives, successors and assigns.

                  9. Headings. All section headings in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section.

                  10. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine and neuter gender, shall include all other genders, the singular shall include the plural, and vice versa as the context may require.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WITNESS:                           COMPANY:

                                   HUMPHREY HOSPITALITY TRUST, INC.



/s/ Bethany H. Hooper                 By:   /s/  James Humphrey
-----------------------------               ---------------------------
    Bethany H. Hooper                 Name:     James Humphrey
                                            ---------------------------
                                      Title:    President
                                            ---------------------------


                                   PROVIDER:

                                   HUMPHREY HOSPITALITY MANAGEMENT, INC.



/s/ Bethany H. Hooper                 By:  /s/  Randy P. Smith
----------------------------          ----------------------------------
    Bethany H. Hooper                 Name:      Randy P. Smith
                                           -----------------------------
                                      Title:     President
                                            ----------------------------


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